Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Griffin Capital Essential Asset REIT, Inc. (the “Company”), in connection with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the “Report”), hereby certifies that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 12, 2019	By:	/s/ Michael J. Escalante
Michael J. Escalante
Chief Executive Officer and President
(Principal Executive Officer)